                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     October 16, 2001


                      Fleet Bank (RI), National Association
             (Exact name of registrant as specified in its charter)

                                on behalf of the

                        Fleet Credit Card Master Trust II

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
         United States                               333-38650-01                           050495490
(State or Other Jurisdiction of                (Commission File Number)            (IRS Employer Identification
        Incorporation)                                                                       Number)


             111 Westminster Street
            Providence, Rhode Island                                                          02903
    (Address of Principal Executive Office)                                                (Zip Code)

Registrant's telephone number, including area code (401) 278-5451

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On October 15, 2001, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $684,000,000 aggregate principal amount of Class A __% Asset-Backed Certificates, Series 2001-C and $48,000,000 aggregate principal amount of Class B __% Asset-Backed Certificates, Series 2001-C of the Fleet Credit Card Master Trust II. The series term sheet is attached hereto as Exhibit 99.01.

Item 6.           Not Applicable.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  Exhibits

The following is filed as an Exhibit to this Report under Exhibit 99.01.

         Exhibit 99.01 Series Term Sheet dated October 15, 2001, with respect to the proposed issuance of the Class A __% Asset-Backed Certificates and Class B __% Asset-Backed Certificates of the Fleet Credit Card Master Trust II, Series 2001-C.

Item 8.           Not Applicable.

Item 9.           Not Applicable.
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Fleet Bank (RI), National Association
                                             On behalf of the Fleet Credit Card
                                             Master Trust II

                                           By:       /s/ Jeffrey A. Lipson
                                           Name:     Jeffrey A. Lipson
                                           Title:    Vice President
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                                  EXHIBIT INDEX


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
Exhibit                    Description
-------                    -----------
Exhibit 99.01              Series Term Sheet dated October 15, 2001, with
                           respect to the proposed issuance of the Class A __%
                           Asset-Backed Certificates and Class B __% Asset
                           Backed Certificates of the Fleet Credit Card Master
                           Trust II, Series 2001-C.
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